Supplement Dated December 18, 2013
To The Prospectus Dated April 29, 2013

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/M&G Global Basics Fund

On December 16-17, 2013, the Board of Trustees (“Board”) of the JNL Series Trust approved the proposed reorganization of the JNL/M&G Global Basics Fund (“M&G Fund”) into the JNL/Oppenheimer Global Growth Fund (“Oppenheimer Fund”) (the “Reorganization”), each a series of the JNL Series Trust.

The Reorganization is subject to approval by the shareholders of the M&G Fund at a shareholders’ meeting expected to be held in March 2014.  If approved, it is expected that the Reorganization will take place on or around April 25, 2014.  No assurance can be given that the Reorganization will be approved by contract owners.

Under the terms of the proposed Plan of Reorganization, the M&G Fund’s assets and liabilities would be transferred to the Oppenheimer Fund in return for shares of the Oppenheimer Fund of equal value as of the valuation date, anticipated to be on or about April 25, 2014 (“Closing Date”). These Oppenheimer Fund shares would be distributed pro rata to shareholders of the M&G Fund in exchange for their M&G fund shares. M&G Fund shareholders on the Closing Date would thus become shareholders of the Oppenheimer Fund and receive shares of the Oppenheimer Fund with a total net asset value equal to that of their shares of the M&G Fund on the Closing Date.  The proposed transaction is expected to be tax-free for Contract owners and for the funds for federal income tax purposes.

The investment objectives and principal investment strategies of the M&G Fund and the Oppenheimer Fund are substantially similar and the risk profiles for both Funds overlap.  A full description of the Oppenheimer Fund and the terms of the proposed Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the M&G Fund on or about February 17, 2014.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Oppenheimer Fund, nor is it a solicitation of any proxy.  For more information regarding Oppenheimer Fund, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and has become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com.  The proxy statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov).  Please read the proxy statement/prospectus carefully before making any investment decisions.

This Supplement is dated December 18, 2013.

(To be used with JMV7698 04/13, VC5869 04/13, JMV7697 04/13, VC5890 04/13, VC5890ML 04/13, VC4224 04/13, JMV8798 04/13, JMV9476 04/13, JMV5763ML 04/13, JMV9476ML 04/13, JMV5763WF 04/13, JMV9476WF 04/13, VC5995 04/13, JMV5765 09/13, JMV2731 04/13, JMV9476L 09/13, VC5825 04/13, VC5885 04/13, VC5884 04/13, JMV7698NY 04/13, NV5869 04/13, JMV7697NY 04/13, NV5890 04/13, NV4224 04/13, JMV9476NY 04/13, NV4224WF 04/13, JMV9476WFNY 04/13, NMV2731 04/13, JMV9476LNY 09/13, FVC4224FT 04/13, VC5526 04/13, VC3656 04/13, VC3657 04/13, VC3723 04/13, NV5526 04/13, NV3174 04/13, NV3174CE 04/13, NV3784 04/13, HR105 04/13, and VC2440 04/13.)

Supplement Dated December 18, 2013
To The Summary Prospectus Dated April 29, 2013

Supplement Dated December 18, 2013
To The Prospectus Dated April 29, 2013

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

In the summary prospectus for the JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, please add the following bullets to the section entitled “Principal Risks of Investing in the Fund”:

•
Micro-cap company risk – Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely and erratically than those of larger, more established companies.

•	Small cap investing risk – Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

In the prospectus for the JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, please add the following bullets to the section entitled “Principal Risks of Investing in the Fund”:

•	Micro-cap company risk
•	Mid-capitalization investing risk
•	Small cap investing risk

In the section entitled “Glossary of Risks” please add the following risk:

Micro-cap company risk - Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

This Supplement is dated December 18, 2013.

(To be used with JMV7698 04/13, VC5869 04/13, JMV7697 04/13, VC5890 04/13, VC5890ML 04/13, VC4224 04/13, JMV8798 04/13, JMV9476 04/13, JMV5763ML 04/13, JMV9476ML 04/13, JMV5763WF 04/13, JMV9476WF 04/13, VC5995 04/13, JMV5765 09/13, JMV2731 04/13, JMV9476L 09/13, VC5825 04/13, VC5885 04/13, VC5884 04/13, JMV7698NY 04/13, NV5869 04/13, JMV7697NY 04/13, NV5890 04/13, NV4224 04/13, JMV9476NY 04/13, NV4224WF 04/13, JMV9476WFNY 04/13, NMV2731 04/13, JMV9476LNY 09/13, FVC4224FT 04/13, VC5526 04/13, VC3656 04/13, VC3657 04/13, VC3723 04/13, NV5526 04/13, NV3174 04/13, NV3174CE 04/13, NV3784 04/13, HR105 04/13, and VC2440 04/13.)